UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  November 3, 2011

Cogent Communications Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-31227	52-2337274
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1015 31st St. NW, Washington, District of Columbia	20007
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  202-295-4200

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On November 3, 2011 Cogent Communications Group, Inc. issued a press release summarizing its financial results for the quarter ended September 30, 2011. The Company will hold a conference call regarding its financial results at 8:30 a.m. ET on November 3, 2011, which will be simultaneously broadcast on a link available through the Company’s website at www.cogentco.com. The press release is furnished as Exhibit 99.1 to this Form 8-K.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Mark Schleifer, Vice President of IP Engineering, will leave Cogent on December 2, 2011.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits:

Exhibit
Number	Description

99.1	Press Release of Cogent Communications Group, Inc. dated November 3, 2011 (filed herewith).

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cogent Communications Group, Inc.

November 3, 2011	By:	/s/David Schaeffer
Name: David Schaeffer
Title: Chairman, President & Chief Executive Officer